Trade and Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017		Dec. 31, 2016	[1]
Trade and Other Receivables
Due from charterers	$ 788	$ 1,081
VAT receivable	103	56
Accrued income	6,546	935
Insurance claims	160	75
Other receivables	5,887	1,618
Total	$ 13,484	$ 3,765	[1]	$ 5,259

[1]	Restated so as to reflect the historical financial statements of GAS-fourteen Ltd. and GAS-twenty seven Ltd. acquired on April 26, 2018 and November 14, 2018, respectively, from GasLog Ltd. ("GasLog") (Note 1).